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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
        Date of Report (date of earliest event reported): March 25, 2009
                           --------------------------
                      INTEGRATED HEALTHCARE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)
                           --------------------------

                   NEVADA                                    87-0573331
      (State or Other Jurisdiction of                    (I.R.S. Employer
       Incorporation or Organization)                   Identification No.)

                                     0-23511
                            (Commission File Number)

                            1301 NORTH TUSTIN AVENUE
                           SANTA ANA, CALIFORNIA 92705
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 953-3503
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)
                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Settlement agreement
--------------------

         On March 25, 2009, Integrated Healthcare Holdings, Inc. ("IHHI"), Anil
V. Shah, M.D. ("Dr. Shah"), Orange County Physicians Investment Network, LLC ("OC-PIN"), Bruce Mogel ("Mogel"), Pacific Coast Holdings Investment, LLC ("PCHI"), West Coast Holdings, LLC, ("WCH"), Dr. Kali P. Chaudhuri ("Dr. Chaudhuri"), Ganesha Realty, LLC ("Ganesha"), William E. Thomas ("Thomas"), Medical Capital Corporation ("MCC"), Medical Provider Financial Corporation I ("MPFCI"), Medical Provider Financial Corporation II ("MPFCII") and Medical Provider Financial Corporation III ("MPFCIII", together MCC, MPFCI, and MPFCIII, "MedCap", and MedCap together with all of the above entities and individuals sometimes hereinafter collectively referred to as the "Parties" or individually as the "Party") entered into a Settlement Agreement, General Release and Covenant Not to Sue (the "Settlement Agreement") in connection with the settlement of pending and threatened litigation, arbitration, appellate, and other legal proceedings (the "Actions") among certain of the parties. The following descriptions of the Settlement Agreement and the other material definitive agreements within this Item 1.01 is not complete and is qualified in its entirety by reference to the full texts of each of those agreements, certain of which are filed as Exhibits 10.1 through 10.8 hereto and are incorporated herein by reference.

         Pursuant to the Settlement Agreement and effective on or before March 27, 2009 (the "Closing"), IHHI agreed to pay the Callahan & Blaine Trust Account, as the jointly designated representative of OC-PIN and Dr. Shah (the "Trust Account"), a total sum of $1,500,000 in two installments of $750,000; the first payable at the Closing and the second, together with interest thereon at 8%, payable on September 25, 2009 (the "Second $750,000"). IHHI also agreed to pay to the Trust Account the sum of $15,000 as satisfaction of Dr. Shah's individual claims. Additionally, IHHI and Mogel agreed to stipulate to the release and return of a $50,000 bond which was posted in connection with a shareholder derivative suit filed by OC-PIN against both Mogel and IHHI.

         In addition, Dr. Shah covenanted and agreed, that for a period of 2 years after the Closing, Dr. Shah will not accept any nomination, appointment or will not serve in the capacity as a director, officer, or employee of IHHI, so long as IHHI keeps the PCHI and Chapman leases current by making payments within 45 days of when payment is due.

         Also pursuant to the Settlement Agreement, Dr. Shah and OC-PIN covenant not to sue or to assist anyone else in suing, directly or derivatively on behalf of IHHI, Dr. Chaudhuri or MedCap, and Dr. Chaudhuri and MedCap covenant not to sue or to assist anyone else in suing, directly or derivatively on behalf of IHHI, Dr. Shah and OC-PIN. Dr. Shah and OC-PIN also agreed to sign and deliver dismissals with prejudice of all Dr. Shah and OC-PIN's claims in the Actions, and IHHI, PCHI, and Dr. Chaudhuri agreed to sign and deliver dismissals with prejudice of all of IHHI, PCHI and Dr. Chaudhuri claims against Dr. Shah and/or OC-PIN in the Actions. Furthermore, all of the parties agreed to general releases discharging each and all of the other parties from, among other things, any and all rights, suits, claims or actions arising out of or otherwise related to the Actions.


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Second Settlement Agreement
---------------------------

         Dr. Shah, OC-PIN, the members of OC-PIN ("OC-PIN Members"), PCHI, WCH, the members of WCH, Dr. Chaudhuri and Ganesha, have entered into a Second Settlement Agreement dated as of March 25, 2009, which is not in conflict with any of the terms or provisions of the Settlement Agreement and is not incorporated by reference herein. Pursuant to the Second Settlement Agreement, certain of these parties also agreed to enter into a Shareholders Agreement. IHHI is not a party to the Second Settlement Agreement.

Shareholders Agreement
----------------------

         Pursuant to the Shareholders Agreement, dated as of March 25, 2009, Dr. Chaudhuri and OC-PIN agreed to nominate and Dr. Chaudhuri, OC-PIN and Dr. Shah agreed to vote in favor of or in a manner to ensure election of up to 4 individuals designated by Dr. Chaudhuri, up to 2 individuals designated by OC-PIN, and one individual who shall at all times be the then-current Chief Executive Officer of the Company. Pursuant to the Tag Along Rights provision within the Shareholders Agreement, in the event that Dr. Chaudhuri, on the one hand, or OC-PIN or any OC-PIN Member (each a "Purchasing Shareholder"), proposes to buy or otherwise acquire from IHHI or any other person or entity beneficial ownership of any additional shares of capital stock of the Company, then the Purchasing Shareholder shall first offer for sale to the other party the right to buy such portion of the Tag Shares available after ensuring that Dr. Chaudhuri owns at least 51% of the issued and outstanding voting shares of the Company. IHHI is not a party to the Shareholders Agreement.

Bylaws of IHHI as Amended and Restated effective April 2, 2009
--------------------------------------------------------------

         Pursuant to the Settlement Agreement and effective no later than Closing, IHHI agreed to amend the IHHI Bylaws to provide (i) that the number of members of IHHI's Board of Directors shall be fixed at 7 and (ii) that, effective immediately after IHHI's 2009 Annual Meeting of Shareholders, a shareholder who owns 15% or more of the voting stock of IHHI is entitled to call one special shareholders meeting per year. IHHI also agreed to appoint an OC-PIN representative to fill the seat to be vacated by Ken Westbrook at Closing until the September 2009 annual meeting of shareholders.

Stock Purchase Agreements
-------------------------

         Also pursuant to the Settlement Agreement and effective as of April 2, 2009, IHHI entered into Stock Purchase Agreements with Dr. Shah, Dr. Chaudhuri and OC-PIN respectively. Pursuant to these Stock Purchase Agreements, Dr. Shah and OC-PIN will receive an aggregate of 14,700,000 shares of IHHI common stock each and Dr. Chaudhuri will receive an aggregate of 30,600,000 shares of IHHI common stock, for a price of $0.03 per share (the "Stock Purchase Shares"). The purchase and sale of IHHI common stock under these agreements will take place 45 days after the Closing.

         Pursuant to the Settlement Agreement, if either OC-PIN or Dr. Shah chooses not to purchase all of their respective Stock Purchase Shares, those Stock Purchase Shares which either party elects not to purchase may be purchased by the other party. In the event that OC-PIN and Dr. Shah purchase, in the aggregate, fewer Stock Purchase Shares than the maximum they were entitled to purchase under the terms of their Stock Purchase Agreements, Dr. Chaudhuri agreed that the number of Stock Purchase Shares that he is entitled to purchase under his Stock Purchase Agreement shall be automatically reduced to an amount


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which is 51% of the aggregate number of Stock Purchase Shares which Dr.
Chaudhuri, OC-PIN and Dr. Shah actually purchase under their Stock Purchase Agreements. OC-PIN and Dr. Shah also agreed to provide notice to IHHI and Dr. Chaudhuri regarding their choice to use as a credit all or a portion of the Second $750,000, and any interest accrued thereon, toward OC-PIN and Dr. Shah's payment to IHHI for their respective Stock Purchase Shares. IHHI also agreed that IHHI will use the net proceeds of the sale of the Stock Purchase Shares to pay down the principal balance of IHHI's $10,700,000 Convertible Term Note, dated October 9, 2007, held by MPFCII ("Convertible Term Note"), and MedCap agreed to advance to IHHI additional funds equal to such amount by which the Convertible Term Note is paid down. If necessary, IHHI agreed to use these additional funds to bring current the PCHI and Chapman Leases.

Amendment No. 1 to Credit Agreement
-----------------------------------

         On April 2, 2009, MPFCII and IHHI entered into the Amendment No. 1 to Credit Agreement ("Credit Amendment"). MPFCII agreed to reduce the interest rate on the $45,000,000 Term Note, dated October 9, 2007 (the "Term Note") to simple interest of 10.25% (the "Debt Service Reduction") and to maintain such interest rate up to and including the maturity date of the Term Note, or any extension thereof, as defined in the $80 Million Credit Agreement, dated October 9, 2007 (the "Credit Agreement"), under which the Term Note was issued (the "Debt Service Reduction Period").

         The Credit Amendment also provided for an optional one year extension of the maturity date of the Term Note and the $35,000,000 Non-Revolving Line of Credit Loan, provided that IHHI, WMC-SA, WMC-A, Chapman and Coastal Communities Hospital, Inc. ("Coastal", and collectively with IHHI, WMC-SA, WMC-A and Chapman, the "Borrowers") pay in full the unpaid principal balance due under the $10.7 Million Convertible Term Loan (the "$10.7 Million Loan") no later than January 30, 2010.

Amendment No. 1 to Revolving Credit Agreement
---------------------------------------------

         On April 2, 2009, MPFCI and IHHI entered into the Amendment No. 1 to Revolving Credit Agreement which provides an optional one year extension of the maturity date of the $50,000,000 revolving credit facility extended to Borrowers pursuant to the $50 Million Revolving Credit Agreement, dated October 9, 2007 (the "Revolving Credit Agreement"), provided that the Borrowers pay in full the unpaid principal balance due under the $10.7 Million Loan no later than January 30, 2010.

Acknowledgement, Waiver and Consent and Amendment to Credit Agreements
----------------------------------------------------------------------

         On April 2, 2009, IHHI, WMC-SA, WMC-A, Coastal, Chapman, PCHI, OC-PIN, Ganesha, WCH, MPFCI, MPFCII, MPFCIII, Healthcare Financial Management & Acquisitions, Inc. ("HFMA"), and MCC (collectively, the "Acknowledgement Parties") entered into the Acknowledgement, Waiver and Consent and Amendment to Credit Agreements (the "Acknowledgement"). The Acknowledgement Parties agreed that if and to the extent that the agreements, transactions and events contemplated in the Settlement Agreement and the Second Settlement Agreement constitute, may constitute or will constitute a change of control, default, event of default or other breach or default under the Credit Agreement, Revolving Credit Agreement, $10.7 Million Loan (the "Credit Facilities"), or any documents related to the Credit Facilities, each Acknowledgement Party waives and consents to the waiver of such event, breach or default.

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         In addition, pursuant to the Acknowledgement, PCHI agreed to execute
Guaranty Agreements for each of the Credit Facilities (the "PCHI Guaranty Agreements"), in substitute for the guaranty of WCH under each such Credit Facility. IHHI is not a party to the PCHI Guaranty Agreements.

Amendment to Amended and Restated Triple Net Hospital Building
--------------------------------------------------------------

         Pursuant to the Settlement Agreement, PCHI and IHHI entered into the Amendment to Amended and Restated Triple Net Hospital Building Lease, dated as of March 27, 2009 (the "Lease Amendment"), whereby PCHI agreed to reduce the rent paid by IHHI under the Amended and Restated Triple Net Hospital Building Lease, dated as of September 1, 2007 (the "Lease"), by an amount equal to the Debt Service Reduction (I.E., the difference between 14% and 10.25%) during the Debt Service Reduction Period. IHHI also agreed, pursuant to the Settlement Agreement, to bring the PCHI lease and the Chapman leases current and to pay all arrearages due under the PCHI lease and the Chapman leases within 45 days of the Closing.


ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         The sale of securities referenced in Item 1.01 under the heading "Stock Purchase Agreements" have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws, and were sold in a transaction exempt from registration pursuant to Section 4(2) of the Act and Regulation D promulgated thereunder. The aforementioned disclosures under Item
1.01 are hereby incorporated into this Item 3.02 by reference.


ITEM 5.03         AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                  FISCAL YEAR

         The disclosure regarding the amendment to the IHHI bylaws referenced in
Item 1.01 under the heading "Bylaws of IHHI as Amended and Restated effective April 2, 2009" is incorporated herein by reference.


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ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits


EXHIBIT
NUMBER   DESCRIPTION
------   -----------

3.01 Bylaws of Integrated Healthcare Holdings, Inc., as amended and restated effective April 2, 2009.

10.1 Settlement Agreement, General Release and Covenant Not to Sue, dated March 25, 2009, by and among the Registrant, Anil V. Shah, M.D., Orange County Physicians Investment Network, LLC, Bruce Mogel, Pacific Coast Holdings Investment, LLC, West Coast Holdings, LLC, Dr. Kali P. Chaudhuri, Ganesha Realty, LLC, William E. Thomas, Medical Capital Corporation, Medical Provider Financial Corporation I, Medical Provider Financial Corporation II and Medical Provider Financial Corporation III.

10.2 Stock Purchase Agreement, dated as of April 2, 2009, by and between Integrated Healthcare Holdings, Inc. and Dr. Kali P. Chaudhuri.

10.3 Stock Purchase Agreement, dated as of April 2, 2009, by and between Integrated Healthcare Holdings, Inc. and Dr. Anil V. Shah.

10.4 Stock Purchase Agreement, dated as of April 2, 2009, by and between Integrated Healthcare Holdings, Inc. and Orange County Physicians Investment Network, LLC.

10.5 Amendment No. 1 to Revolving Credit Agreement, dated as of April 2, 2009, by and among Integrated Healthcare Holdings, Inc., WMC-SA, Inc., WMC-A, Inc., Chapman Medical Center, Inc., Coastal Communities Hospital, Inc., Pacific Coast Holdings Investment, LLC, Orange County Physicians Investment Network, LLC, Ganesha Realty, LLC, West Coast Holdings, LLC, and Medical Provider Financial Corporation I.

10.6 Amendment No. 1 to Credit Agreement, dated as of April 2, 2009, by and among Integrated Healthcare Holdings, Inc., WMC-SA, Inc., WMC-A, Inc., Chapman Medical Center, Inc., Coastal Communities Hospital, Inc., Pacific Coast Holdings Investment, LLC, Orange County Physicians Investment Network, LLC, Ganesha Realty, LLC, West Coast Holdings, LLC, and Medical Provider Financial Corporation II.

10.7 Acknowledgement, Waiver and Consent and Amendment to Credit Agreements, dated as of April 2, 2009, by and among Integrated Healthcare Holdings, Inc., Anil V. Shah, M.D., Orange County Physicians Investment Network, LLC, Bruce Mogel, Pacific Coast Holdings Investment, LLC, West Coast Holdings, LLC, Dr. Kali P. Chaudhuri, Ganesha Realty, LLC, William E. Thomas, Medical Capital Corporation, Medical Provider Financial Corporation I, Medical Provider Financial Corporation II and Medical Provider Financial Corporation III.

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10.8     Amendment to Amended and Restated Triple New Hospital Building Lease,
         dated as of March 27, 2009, by and between Pacific Coast Holdings Investment, LLC, and Integrated Healthcare Holdings, Inc.

99.1 Press Release, dated April 2, 2009, announcing the Settlement Agreement, General Release and Covenant Not to Sue.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 7, 2009

                                   INTEGRATED HEALTHCARE HOLDINGS, INC.

                                   By: /s/ Steven R. Blake
                                       -----------------------------------------
                                   Name: Steven R. Blake
                                   Title: Chief Financial Officer


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